Warrants	12 Months Ended
Dec. 31, 2023
Warrants [Abstract]
Warrants
13.	Warrants

On April 28, 2016, LLIT signed a Share Purchase Agreement (“SPA”) with Hangzhou Lianluo. In this SPA, Hangzhou Lianluo was entitled with 125,000 warrants to acquire from the Company 125,000 common shares at a purchase price of $17.60 per share. The warrants are exercisable at any time. The Company recognized the warrants as a derivative liability because warrants can be settled in cash. Warrants are remeasured at fair value with changes in fair value recorded in earnings in each reporting period.

There was a total of 125,000 warrants issued and outstanding as of December 31, 2023.

The fair value of the outstanding warrants was calculated using the Black-Scholes model with the following assumptions:

	As of December 31, 2023	As of December 31, 2022
Market price per share (USD/share)	$1.26	$1.31
Exercise price (USD/share)	17.60	17.60
Risk free rate	4.16%	4.18%
Dividend yield	0%	0%
Expected term/Contractual life (years)	2.32	3.32
Expected volatility	105.55%	96.90%

The following is a reconciliation of the beginning and ending balances of warrants liability measured at fair value on a recurring basis using Level 3 inputs (in thousands):

Beginning balance, January 1, 2022	$1,091
Fair value change of the issued warrants included in earnings	(1,063)
Ending balance, December 31, 2022	$28

Beginning balance, January 1, 2023	$28
Fair value change of the issued warrants included in earnings	(11)
Ending balance, December 31, 2023	$17